UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2019

ZOOMPASS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-203997	30-0796392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2075 Kennedy Road Suite 404 Scarborough, Ontario M1T 3V3
(Address of Principal Executive Offices) (Zip Code)

(416) 452-5254
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 19, 2019, director Nayeem Saleem Alli resigned from all positions with Zoompass Holdings, Inc. (the “Company”), including as Chairman of the Board of Director.  The remaining directors appointed Manish Grigo to fill the vacancy left by such resignation on July 25, 2019.

Mr. Grigo is the current CFO of the Company.

The Board of Directors also appointed Mr. Hashem the Chairman of the Board of Directors.

As of the date hereof, the Board consists of three members, Mssrs. Hashem, Grigo and Connors, and the management team will consist of Mssrs. Hashem (CEO and COO) and Manish Grigo (CFO).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOMPASS HOLDINGS, INC.
July 25, 2019	By: /s/ Mahmoud Hashem Mahmoud Hashem Chief Executive Officer

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